UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2005 (May 10, 2005)

                             CAN CAL RESOURCES LTD.
--------------------------------------------------------------------------------
               (Exact Name of Company as Specified in its Charter)

              NEVADA                       0-26669               88-0336988
---------------------------------   ---------------------   --------------------
 (State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


2500 VISTA MAR DRIVE
LAS VEGAS, NV                                                      89128
----------------------------------------                    --------------------
(Address of principal executive offices                           (Zip Code)


       Registrant's telephone number, including area code: (702) 243-1849


                                 Not Applicable
--------------------------------------------------------------------------------
               Former Name, Former Address or Former Fiscal Year
                          If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS



On May 10, 2005, the Board of Directors of Can-Cal Resources, Ltd. ("Can-Cal" or the "Company")appointed Ronald Sloan as acting President and Chief Executive Officer of the Company. Mr. Sloan was appointed to further the Company's strategy of exploring and exploiting mineral properties, and in particular to manage the joint venture ("Pinos District Joint Venture") entered into on March 31, 2005 with Minera Apolo S.A. de C.V, Sierra Madre Resources S.A. de C.V. and the Company regarding certain mining properties in the Pinos District, State of Zacatecas, Mexico. The Board also accepted the voluntary resignation of Anthony Ciali, who had been responsible for negotiating the terms of the Pinos District Joint Venture. Mr. Ciali resigned to engage in other pursuits.






                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                       CAN CAL RESOURCES LTD.



Dated: May 26, 2005                    By:   /s/  Ronald D. Sloan
                                           -------------------------------------
                                           RONALD D. SLOAN
                                           Chief Executive Officer and President